EXHIBIT 10.1

                           FIRST AMENDMENT TO SUBLEASE
                           ---------------------------



         THIS FIRST AMENDMENT TO SUBLEASE ("First Amendment") is executed on the 10th day of February, 2004, by and between HALE AND DORR LLP, a Massachusetts limited liability partnership having a principal place of business at 60 State Street, Boston, MA 02109 ("Sublandlord") and CYTOGEN CORPORATION, a Delaware corporation having a principal place of business at 650 College Road East, Princeton, NJ 08540 ("Subtenant").


                                 R E C I T A L S
                                 ---------------

         WHEREAS, pursuant to that certain Sublease, dated May 23, 2002, by and between Sublandlord and Subtenant ("Sublease"), Subtenant subleased from Sublandlord 11,493 rentable square feet on the third floor in the building located at 650 College Road East, Princeton, NJ 08540 (the "Subleased Premises");

         WHEREAS, Sublandlord and Subtenant acknowledge and agree that Subtenant is desirous of expanding its Subleased Premises to include contiguous premises consisting of 4,610 rentable square feet ("Expansion Space");

         WHEREAS,  Sublandlord  and  Subtenant   are  desirous of  amending  the
Sublease;

         NOW THEREFORE, in consideration of Ten Dollars ($10.00), the mutual covenants made herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Sublandlord and Subtenant agree the Sublease shall be amended to provide as follows:

     1. EXHIBIT BA, EXPANSION SPACE, annexed hereto, shall constitute a new and replacement Exhibit B. Commencing with the Expansion Space Commencement Date, as defined below, Subtenant's existing space and the Expansion Space shall collectively be referred to as the "Subleased Premises."

     2. TERM. The Term for the Expansion Space shall commence upon Sublandlord's delivery of possession to Subtenant, which delivery shall be on or about March 1, 2004 ("Expansion Space Commencement Date") and shall terminate on October 31, 2007. Concurrent with the Expansion Space Commencement Date, the Term for Subtenant's existing space shall be amended to reflect: a) that said Term shall be co-terminus with the Term for the Expansion Space, and b) that Subtenant shall have a one time right to exercise an option to extend the term of the Sublease commencing November 1, 2007, through and including October 24, 2009. The monthly Base Rent for each month of the renewal term shall be $28,180.25. Subtenant must provide Sublandlord with written notice of Subtenant's exercise of the renewal option, which written notice must be delivered to Sublandlord no later than April 1, 2007, time being made specifically and expressly hereby of the essence for the delivery of said notice by Subtenant to Sublandlord. It is also a precondition to the exercise of the renewal option that Subtenant be and remain current in payment and performance of all obligations of the Sublease, both at the time of delivery of the notice to exercise the option period and at the commencement date of the option period.

     3. Paragraph 4, BASE RENT, of the Sublease, shall be amended to include that commencing August 1, 2004, the Base Rent per month for the Subleased Premises shall be $28,180.25, and the Subtenant's Base Year shall be changed to 2004.

     4. Paragraph 5, ADDITIONAL RENT, of the Sublease, is hereby amended to provide that, effective August 1, 2004, Subtenant's Proportionate Share of Sublandlord's Additional Rent obligation of the Prime Lease is hereby fixed at 23.53%.

     5. Paragraph 12, SECURITY DEPOSIT, of the Sublease, shall be amended to provide that Subtenant shall not be required to pay over to Sublandlord any additional Security Deposit for the Expansion Space. Subtenant's existing Security Deposit shall be deemed to be the requisite Security Deposit for Subtenant's existing space and the Expansion Space.

     6. SUBTENANT'S IMPROVEMENTS. Commencing with the Expansion Space Commencement Date, Paragraph 3, DELIVERY, of the Sublease shall be amended to provide that Sublandlord shall, upon satisfaction of the following conditions, contribute the total sum of $40,000.00 towards Subtenant's improvements to the Expansion Space:

          a.   Upon Subtenant  furnishing  Sublandlord with adequate documentary
               proof  that  improvements,   in  an  amount  equal  to  at  least
               $40,000.00, have been installed at the Subleased Premises; and

          b. Subtenant executing and delivering to Sublandlord a Contractor's/Sub-contractor's Final Waiver of Lien in the reasonable, mutually agreeable form provided to Subtenant by Sublandlord; and

          c.   Subtenant actually occupying the Subleased Premises; and

          d. Subtenant not being in default of any of the terms, covenants, conditions and provisions of the Sublease and said is in full force and effect; and

          e. Sublandlord shall pay said sum directly to the contractors, subcontractors or suppliers.

     7. Paragraph 15, PARKING AND SIGNAGE, shall be amended to include that Sublandlord shall designate five (5) parking spaces for the exclusive use of Subtenant. Sublandlord shall have no obligation whatsoever to police, secure, monitor or enforce any of Subtenant's parking rights hereunder.

     8. The holding over provisions of the Prime Lease, Paragraph 18, shall apply to any holdover by Subtenant subsequent to the expiration, or earlier termination, of the Sublease Term.

     9. All remaining terms, covenants, conditions and provisions of the Sublease shall remain in full force and effect except as hereinabove modified.





                                SUBLANDLORD:

                                HALE AND DORR LLP, a Massachusetts limited liability partnership


                                By:   /s/ John M. Wescott, Jr.
                                      -----------------------------------------
                                      John M. Westcott, Jr.
                                      Senior Partner


                                SUBTENANT:

                                CYTOGEN CORPORATION, a Delaware corporation


                                By:   /s/ Christopher P. Schnittker
                                      -----------------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer




                            CONSENT OF PRIME LANDLORD


         The undersigned hereby consents to the foregoing First Amendment to Sublease.

                                PRIME LANDLORD:

                                650 COLLEGE ROAD ASSOCIATES, L.P.,
                                a New Jersey limited partnership

                                By:   AEGIS FORRESTAL PARTNERS, INC.,
                                      a general partner


                                By:   ------------------------------------------
                                      James A. Kinzig
                                      Vice President

                                   EXHIBIT BA


                                 EXPANSION SPACE


                                 [Graphic Omitted]

                     CONSENT TO FIRST AMENDMENT TO SUBLEASE
                     --------------------------------------

         THIS CONSENT TO FIRST AMENDMENT TO SUBLEASE (the "Consent") is made this 18th day of February, 2004, by 650 COLLEGE ROAD ASSOCIATES, L.P., a New Jersey limited partnership, with an address of 50 West State Street, Suite 112, Trenton, New Jersey 08608 ("Landlord") and HALE AND DORR, LLP, a Massachusetts limited liability partnership, with an address of 60 State Street, Boston, Massachusetts 02107 ("Tenant") and CYTOGEN CORPORATION, a Delaware corporation, with an address of 650 College Road, Princeton, New Jersey 08540 ("Subtenant").

                                   BACKGROUND
                                   ----------

         WHEREAS, pursuant to that certain Lease dated as of August 19, 1998 by and between 650 COLLEGE ROAD ASSOCIATES, L.P., as Landlord, and Buchanan Ingersoll Professional Corporation ("BIPC"), as Tenant, as amended by Amendments Number One and Two to Lease Agreement dated as of, respectively, May 23, 2000 and December 1, 2000 (collectively, the "Lease"), BIPC leased from Landlord certain premises (the "Premises") located on the third and fourth floors in the building at 650 College Road East (the "Building"), Plainsboro, NJ 08540, which Premises contain approximately 68,437 rentable square feet of space, as more fully described in the Lease; and

         WHEREAS, the Lease has been assigned to and assumed by Tenant by Assignment and Assumption Agreement dated February 15, 2001; and

         WHEREAS, by Sublease Agreement dated May 23, 2002 (the "Sublease") between Tenant as sublandlord and Subtenant as subtenant, Subtenant has agreed to sublease from Tenant 11,493 rentable square feet on the third floor of the Building (the "Sublet Premises"); and

         WHEREAS, Landlord has issued its Consent to Sublease dated June 2002, the "Sublease Consent"), by which Sublease Consent Landlord has granted its consent to the subletting by Tenant to Subtenant of the Sublet Premises; and

         WHEREAS, by First Amendment to Sublease dated February 10, 2004, (the "Amendment"), Tenant desires to sublease 4,610 rentable square feet in the Building, contiguous to the Sublet Premises (the "Expansion Space"), as the same is depicted in the Amendment.

         NOW, THEREFORE, Landlord hereby grants its consent to the subletting by Tenant to Subtenant of the Expansion Space under and subject to, and in consideration of Tenant's and Subtenant's acknowledgement and acceptance of, all of the terms and conditions of the Consent. All of the provisions of the Sublease Consent are incorporated herein by reference and all references therein to the Sublease shall refer hereafter referring to the Sublease as amended by the Amendment.

         IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have each executed this Consent to First Amendment to Sublease as of the day and year first written above.

                                SUBLANDLORD:

                                HALE AND DORR, LLP, a Massachusetts limited liability partnership

                                By:   /s/ John M. Wescott, Jr.
                                      ------------------------------------------
                                      John M. Westcott, Jr.
                                      Senior Partner

                                SUBTENANT:

                                CYTOGEN CORPORATION, a Delaware
                                corporation

                                By:   /s/ Christopher P. Schnittker
                                      ------------------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer

                                LANDLORD:

                                650 COLLEGE ROAD ASSOCIATES,
                                L.P., a New Jersey limited partnership

                                By:   AEGIS FORRESTAL PARTNERS,
                                      INC., a general partner

                                By:   /s/ James A. Kinzig
                                      ------------------------------------------
                                      JAMES A. KINZIG, Vice President